UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On June 6, 2012, Washington Gas Light Company, a wholly-owned subsidiary of WGL Holdings, Inc., executed a Distribution Agreement with BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, TD Securities (USA) LLC, Wells Fargo Securities, LLC, The Williams Capital Group, L.P. and US Bancorp Investments, Inc. for the issuance and sale of up to $450,000,000 of Medium-Term Notes, Series J, under an Indenture dated as of September 1, 1991, as supplemented on September 1, 1993.

A copy of the Distribution Agreement is filed as an Exhibit to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibit is furnished herewith:

Distribution Agreement, dated June 6, 2012, entered into by and among Washington Gas Light Company and BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, TD Securities (USA) LLC, Wells Fargo Securities, LLC, The Williams Capital Group, L.P. and US Bancorp Investments, Inc. regarding the issuance and sale by Washington Gas Light Company of up to $450,000,000 of Medium-Term Notes, Series J.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company
(Registrant)

Date: June 13, 2012	/s/ William R. Ford
William R. Ford
Controller
(Principal Accounting Officer)